UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report
November 10, 2008
ADVOCAT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667
(State or Other Jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)
1621 Galleria Boulevard, Brentwood, TN 37027
(Address of Principal Executive Offices)             (Zip Code)
(615) 771-7575
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On November 7, 2008, the Registrant received an unsolicited letter requesting that the Company explore a possible business combination of the Company with various assets and entities owned by a group of individuals. The Board of Directors of the Company has reviewed the proposal in the letter in light of the Company’s previously adopted and announced business plan and strategy. Following this review, the Company by letter dated November 10, 2008 has responded stating that at this time the Company is not interested in discussing such a transaction, and intends to continue to execute its business strategy. A copy of the Company’s letter in response is attached as Exhibit 99.1 and the letter received is attached as Exhibit 99.2 to this Current Report on Form 8-K and both are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Number	Exhibit
99.1	The Company’s reply dated November 10, 2008.

99.2	Letter to the Company dated November 6, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVOCAT INC.
By:	/s/ William R. Council, III
William R. Council, III
Chief Executive Officer

Date: November 10, 2008

EXHIBIT INDEX

Number	Exhibit
99.1	The Company’s reply dated November 10, 2008.

99.2	Letter to the Company dated November 6, 2008.